Exhibit j(1)

INDEPENDENT AUDITORS' CONSENT

We consent to the reference to us under the heading "Auditor" in the Statement of Additional Information of Aggressive Growth Portfolio, which is included in Post-Effective Amendment No. 22 to the Registration Statement No. 811-7205 on Form N-1A of Variable Insurance Products Fund III.

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Deloitte & Touche LLP
Boston, Massachusetts
December 13, 2000